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                                                                   Exhibit 10.27

                               AMENDMENT NO . 1 TO
                              EMPLOYMENT AGREEMENT
                    BETWEEN dELiA*s CORP. (F/K/A iTURF INC.)
                                       AND
                                DENNIS GOLDSTEIN
                            DATED AS OF APRIL 5, 1999

      dELiA*s Corp. (the "Company"), a Delaware corporation, and Dennis Goldstein (the "Executive") agree as follows:

      1. The Employment Agreement between the Company and the Executive dated as of April 5, 1999 (the "Agreement") is hereby amended as follows.

            a. Section 1 (Employment and Duties) is hereby amended by changing the phrase "Chief Financial Officer" to "Chief Financial Officer and President-iTurf Media."

            b. Section 2(a) (Compensation) is hereby amended by changing the amount "$125,000" to "$240,000."

            c. Section 2(b) is hereby amended and restated in its entirety as follows:

                  The Company shall include in the Executive in any executive bonus plans on terms no less favorable than other senior executives, it being understood that under no circumstances shall the Executive's bonuses in respect of fiscal 2000 and fiscal 2001 be less than $50,000. In addition, in the sole and absolute discretion of the board of directors, from time to time increase the Executive's base salary and award the Executive such additional bonuses as it considers appropriate.

            d. Section 2 (Compensation) is hereby amended by inserting a new Subsection 2(c) which states:

                  The Company shall pay to the Executive a one-time bonus of $25,000 promptly following execution of this Agreement.

            e. Section 3 (Term) is hereby amended by changing the date "April 1, 2003" to "January 31, 2004."

            f. Section 5 (Expenses; Fringe Benefits) is hereby amended by by inserting a new subsection (d) which states: "Upon submission of reasonable documentation, the Company shall reimburse the Executive for the cost of leasing an automobile of the same quality as the one he currently uses."

            g. Section 4(b) (Separation Payments) is hereby amended and restated in its entirety as follows:

                  If the Employment Period is terminated by the Company without Cause or by the Executive for Good Reason in accordance with
                  Section 3(c), the Company (i) shall continue to pay the Executive the Base Salary (determined pursuant to Section 2) in effect at the time of termination for the lesser of (x) one year from

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                  the date of termination and (y) the remainder of the
                  Employment Period had it not been so terminated, (ii) shall pay to Executive within ten days thereof all sums accrued and unpaid to the date of termination, (iii) the restrictions on all shares of restricted stock granted to the Executive under the Company's equity compensation plans shall immediately lapse and (iv) all unvested stock options which would have vested in the then-current fiscal year shall become immediately exercisable. The provisions of this Section 4(b) shall constitute Executive's sole and exclusive remedy in connection with termination of the Employment Period by the Company without Cause or by the Executive for Good Reason in accordance with Section 3(c).

            h. The addresses for notices set forth in Section 9(b) are hereby amended as follows:

      If to the Executive:

      Dennis Goldstein
      53 Stonebridge Road
      Montclair, NJ 07042

      If to the Company:

      dELiA*s Corp.
      435 Hudson Street
      New York, NY 10014
      Attention:  Legal Department

      2. Except as expressly provided herein, the Agreement shall continue in force and effect.


                            [SIGNATURE PAGE FOLLOWS]
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              [SIGNATURE PAGE TO AMENDMENT TO EMPLOYMENT AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                                DELIA*S CORP.


                                                By: /s/ Timothy B. Schmidt
                                                   -----------------------------
                                                   Its Authorized Signatory


                                                DENNIS GOLDSTEIN

                                                /s/ Dennis Goldstein
                                                --------------------------------